EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Jack M. Rapport, Chief Financial Officer of Z-II, Inc. (the ”Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended September 30, 2007 (“the Company Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Company Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack M. Rapport	May 13, 2008
Jack M. Rapport - Chief Financial Officer	Date